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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2004 (August 13, 2004)

KEY ENERGY SERVICES, INC.
(Exact name of registrant as specified in its charter)

Maryland (State of Incorporation)	1-8038 (Commission File Number)	04-2648081 (IRS Employer Identification No.)

6 Desta Drive
Midland, Texas 79705
(Address of Principal Executive Offices)

432/620-0300
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Item 5. Other Events and Required FD Disclosure

        On August 13, 2004, Key Energy Services, Inc. (the "Company") announced that that the Company has commenced discussions with the lenders under its $175 million revolving credit facility for an extension of the time for delivering its 2003 10-K annual report and 2004 10-Q quarterly reports by the September 30, 2004 extended deadline. The Company's press release, which is filed as an exhibit to this Form 8-K and incorporated herein by reference, announced, among other things, that due to unexpected complications in the Company's physical count and valuation of all of its fixed assets, it is unlikely that the Company will complete the audit of its financial statements for 2003 and restatements for prior periods by September 30, 2004.

        On August 13, 2004, the Company also announced selected operating data including the non-renewal of the Egyptian contract. A copy of the Company's press release is filed as an exhibit to the Form 8-K and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

  (c)
  Exhibits

  99.1—
  Press Release dated August 13, 2004 regarding company's request to extend September 30, 2004 deadline to deliver financial statements.

  99.2—
  Press Release dated August 13, 2004 regarding the announcement of selected operating data for the month ended July 31, 2004.

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SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: August 16, 2004	KEY ENERGY SERVICES, INC.
	By:	/s/ RICHARD J. ALARIO Richard J. Alario Chief Executive Officer, President and Chief Operating Officer

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EXHIBIT INDEX

Exhibit No.		Exhibit
99.1	—	Press Release dated August 13, 2004 regarding company's request to extend September 30, 2004 deadline to deliver financial statements.
99.2	—	Press Release dated August 13, 2004 regarding announcement of selected operating data for the month ended July 31, 2004.

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  Item 5. Other Events and Required FD Disclosure
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURE
EXHIBIT INDEX